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                                                                    EXHIBIT 23.4



                       CONSENT OF INDEPENDENT ACCOUNTANT

We hereby consent to the use in the Propectus constituting part of Amendment No. 1 to the Registration Statement on Form S-4 of First Bank System, Inc. of our report dated January 21, 1993, relating to the financial statements of Boulevard Bancorp Inc., which appears in such Prospectus. We also consent to the reference to us under the heading "Experts" in such Prospectus.


  /s/ PRICE WATERHOUSE
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      PRICE WATERHOUSE


Chicago, Illinois
February 10, 1994